UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Kerr-McGee Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Kerr-McGee Corporation (the “Company”) is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on March 16, 2005 in connection with the solicitation of proxies for the election of two directors to the Company’s Board of Directors at the Company’s 2005 Annual Meeting of Stockholders.

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[GRAPHIC]

BALANCE

Kerr-McGee Corporation

Delivering Value for Stockholders

March, 2005

[LOGO]

Forward-Looking Statement

The company makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. Future results and developments discussed in these statements may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the success of the oil and gas exploration and production program, drilling risks, the market value of Kerr-McGee’s products, uncertainties in interpreting engineering data, demand for consumer products for which Kerr-McGee’s businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets, including changes in currency exchange rates, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, general economic conditions, and other factors and risks discussed herein and in the company’s other SEC filings, and many such factors and risks are beyond Kerr-McGee’s ability to control or predict. Forward-looking statements are not guarantees of performance. Actual results and developments may differ materially from those expressed or implied in this presentation. Readers are cautioned not to place any undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Kerr-McGee undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For such statements, Kerr-McGee claims the protection of the safe harbor for “forward-looking statements” set forth in the Private Securities Litigation Reform Act of 1995.

Delivering Value for Stockholders

•                  Chemical separation

•                  Under valued in current structure

•                  KMG Chemical has critical mass and strong business plan

•                  Business cycle is prime

•                  Share repurchase

•                  $1 billion initially

•                  Expect to expand with Chemical separation

•                  E&P is well-positioned for per share growth

•                  Balanced portfolio of high-quality assets

•                  Balanced strategy to deliver repeatable, consistent performance

KMG Stock Performance

Through March 11, 2005

[CHART]

Returns	12/31/02	12/31/03	12/31/04
Simple price appreciation	78%	70%	37%
Total stockholder return	93%	77%	38%
TSR - Annualized	35%	61%	428%

Chemical Business Separation

Pursuing separation of chemical business via a spinoff or sale to unlock value for stockholders

•                  Critical mass and profitability enhancements have been achieved

•                  Value not adequately reflected in KMG stock price

•                  Market conditions are ideal

•                  Dual track will maximize value

•                  Proceeding expeditiously

Share Repurchase Program

Board authorzed $1 billion share repurchase program

•                  Stock is undervalued

•                  Company is generating significant free cash

•                  Underpinned with commodity hedges

•                  Evaluating additional, longer-term hedges

•                  Expect to maintain investment-grade credit

•                  Board expects to expand repurchase program with separation of Chemical

Kerr-McGee Oil & Gas Today

•                  Balanced portfolio

•                  High-quality assets

•                  Large inventory of repeatable, low-risk exploitation projects

•                  Balanced exploration program focused in proven hydrocarbon basins

•                  Operational and development expertise

•                  Proven record of value-enhancing transactions

Return on Average Capital Employed %

[CHART]

*From continuing operations

Gross Production Margin Per BOE

Nine Months 2004 - $ / BOE

Peer Group

[CHART]

Source - Company earnings reports: Gross production margin = oil & gas revenues - LOE - production tax - transportation, adjusted for hedges

5-Year Changes in Reserves

MM BOE

[CHART]

Financial Performance

	2003	2004	Change
Adjusted net income* ($MM)	405.5	623.4	54%
Adjusted EPS* ($)	3.86	4.71	22%
Cash flow from operations** ($MM)	1,560	2,136	37%
Return on equity (%)	8.5	10.2	20%
Return on average capital (%)***	6.7	7.4	10%
Production (M BOE/D)	271	312	15%
Gross production margin per
BOE ($)	24.09	30.20	25%
Dividends per share ($)	1.80	1.80

*Non-GAAP measures and excludes the effects of certain items affecting comparability totaling $141.4 million and $208.8 million for 2003 and 2004.

**Non-GAAP measures and excludes changes in assets and liabilities.

***From continuing operations

Reduced Leverage

$MM

[CHART]

Delivering Value to Stockholders

•                  Chemical separation

•                  Under valued in current structure

•                  KMG Chemical has critical mass and strong business plan

•                  Business cycle is prime

•                  Share repurchase

•                  $1 billion initially

•                  Expect to expand with Chemical separation

•                  E&P is well-positioned for per share growth

•                  Balanced portfolio of high-quality assets

•                  Balanced strategy to deliver repeatable, consistent performance

[GRAPHIC]

BALANCE

Kerr-McGee Corporation

Delivering Value for Stockholders

March, 2005

[GRAPHIC]

Kerr McGee Oil & Gas

Balanced portfolio with proven record of success

[LOGO]

Kerr-McGee Oil & Gas Today

•                  Balanced portfolio

•                  High-quality assets

•                  Large inventory of repeatable, low-risk exploitation projects

•                  Balanced exploration program focused in proven hydrocarbon basins

•                  Operational and development expertise

•                  Proven record of value-enhancing transactions

Kerr-McGee Oil & Gas Activity

[GRAPHIC]

Creating Value through Balanced Growth

Balanced growth strategy

•                  Exploration

•                  Exploitation

•                  Tactical transactions

Discoveries		Developments
[GRAPHIC]
Brazil BM-C-7		Nansen
Alaska		Boomvang
China CFD 14-5		Gunnison
Blind Faith		HSR acquisition
Red Hawk
Constitution
China CFD 11-1/2
Atwater Valley
Westport acquisition

Reserve Balance

As of Jan. 1, 2005

1,218 MM BOE of Reserves

By Location

[CHART]

By Category

[CHART]

By Product

[CHART]

5-Year Changes in Reserves

MM BOE

[CHART]

[GRAPHIC]

Exploitation

Large inventory of repeatable, low-risk projects

[LOGO]

Rocky Mountain Basins

	•	Long-life gas adds balance

[GRAPHIC]	•	Capitalizing on tight-gas expertise

	•	Large inventory of low-risk repeatable plays

Provides balance with predictable production, cash flow and repeatable low-risk reserve adds

Exploitation

Rockies

•                  Track record of execution in the Rockies

•                  Repeatability of play

•                  Rigs contracted to carry out 2005 program

•                  Using scale to maximize efficiencies

•                  Over 9,000 projects identified

•                  Attractive full-cycle development costs

Growth in the Rockies

Reserves

MM BOE

[CHART]

Daily Production

M BOE/D

[CHART]

Exploitation

Greater Natural Buttes

[GRAPHIC]	Key Program Statistics

		2004		2005
	Capital ($MM)	$160		$245
	Number of wells	140		>200

	IRR:	>60	%*

*Assumes budget prices

Estimated Full-Cycle Development Costs

$ / BOE

Greater Natural Buttes

		Allocated	Develop.	Full-cycle
	Reserves	Purch. Cost	Cost	Cost
	MM BOE
Proved Developed	51	$5.20	$—	$5.20

Proved Undeveloped	59	5.20	5.00	10.20

Average Full-cycle Cost				$7.88

Exploitation

Wattenberg

	Key Program Statistics

[GRAPHIC]		2004		2005
	Capital ($MM)	$110		$120
	Number of wells	180		220
	Total projects	310		400

	IRR average:	>75	%*

*Assumes budget prices

[GRAPHIC]

Exploration

Focused on proven hydrocarbon basins with track record of success

[LOGO]

2005 Exploration Program

$380 MM

[GRAPHIC]

Deepwater Gulf of Mexico

Past five years’ results
• 50 new-field wildcats
[GRAPHIC]	• >100 total exploration wells
• Developed fields including: Nansen Boomvang, Gunnison Red Hawk, Constitution
• Producing >80 MBOE/D, net

Production Growth from Deep Water

[CHART]

Sampling of Large Prospect Inventory

[GRAPHIC]

Alaska

Nikaitchuq Discovery

#4 Horizontal Test
• Schrader Bluff reservoir
• Tested up to 1,200 BOPD
• 16°-17° API

[GRAPHIC]	#3 Horizontal Well
• Sag River reservoir
• Drilling new fault block

#1 Discovery Well
• Initial vertical test at 960 BOPD of 38° API in Sag River reservoir

Alaska

Exploration

Tuvaaq Discovery

• Proved extension of Schrader Bluff reservoir three miles west
[GRAPHIC]	• KMG: increased WI to 82%

Kigun Prospect
• Drilling
• KMG: 55% WI

Ataruq Prospect
• Potential extension of Kuparuk and Palm fields
[GRAPHIC]	• 1-2 exploratory wells in 2005 drilling season
• KMG: 50% WI

[GRAPHIC]

Execution Excellence

Industry Leader in drilling and development performance

[LOGO]

IPA Benchmarking Study - Facilities

•                  12 companies

•                  Mostly major operators

•                  Key findings: Kerr-McGee has .. . .

•                  Lowest cost facilities

•                  Fastest execution

•                  Lowest cost variability

UIBC 2003

[GRAPHIC]

Comparative Facility Costs

•                  KMG is a low-cost developer compared to industry

Facilities Cost Performance
Most project systems within +/- 5% of industry

Facilities cost index

[CHART]

Source: Independent Project Analysis

Comparative Development Performance

•                  KMG is considered faster than the rest of industry at developing projects

Schedule Performance

Schedule performance varies widely

Execution schedule index*

[CHART]

*Measured from start of detailed engineering through first oil

Source: Independent Project Analysis

Execution Excellence

Summarizing Cost-Schedule Trade-off for UIBC Companies

[CHART]

*Compared to industry norm	Source: Independent Project Analysis

Deepwater Hubs

[GRAPHIC]

[GRAPHIC]

Transactions

Capitalizing on core competencies to enhance value

[LOGO]

Comparative Rockies’ Transactions

[CHART]

HSR Acquisition Lookback

Since acquisition. . .

•                  Completed >1,100 projects in Wattenberg

•                  Added >400 BCFe of proved reserves

•                  Produced 300 BCFe

•                  Increased project inventory 12%

•                  Created core area to exploit tight-gas expertise

Blind Faith Discovery

Exchanged declining legacy Arkoma assets for 37.5% WI in Blind Faith

•                  Potential to capitalize on KMG’s industry-leading cycle time

•                  Adds new hub in central gulf

Production Consistency

M BOE/D

Delivering as promised!

[CHART]

Summary

A Balanced Portfolio

•                  High-impact exploration in proven basins

•                  Low-risk repeatable plays in established basins

•                  Evaluating tactical transactions

Operational Execution

•                  Efficient and effective operator

•                  Meeting production targets consistently

•                  Growing infrastructure in deepwater Gulf of Mexico

Financially Sound

•                  Strong cash generating capability

•                  Reduced debt-to-cap to approximately 32%

•                  Initiated $1 B share repurchase program

[GRAPHIC]

Kerr-McGee Chemical

World’s third-largest producer and marketer of titanium dioxide pigment

[LOGO]

Titanium Dioxide Pigment - TiO2

• Foundational pigment

• Unsurpassed opacifying and whitening properties
[GRAPHIC]
• Primarily used in paints, coatings, plastics & paper

• Kerr-McGee is the world’s third-largest producer & marketer

TiO2 Markets

Global TiO2 market 4 MM tonnes per year

Global Demand by End Use

[CHART]

Global Demand by Geographic Region

[CHART]

Production Processes

Sulfate	Chloride
• Mature technology	• Proprietary technology
• Hardware-intensive	• Preferred products
• Specialty applications	• Growth segment

Kerr-McGee Chemical TiO2 Production Facilities

M tonnes / year

[GRAPHIC]

[CHART]

KERR-McGEE CORPORATION

Investor Relations Contact: Rick Buterbaugh (405) 270-3561

P.O. Box 25861, Okla. City, OK  73125

	2004 (1)	2003 (1)
(Millions of dollars, except per share amounts)	Year	Year

Net Income (GAAP)	$404.0	$218.6
Discontinued Operations	10.6	10.8
Change in Accounting Principle	—	34.7
Adjustment for Other Items	208.8	141.4
Adjusted After-Tax Income (Non-GAAP)	$623.4	$405.5

Diluted Earnings Per Share
Net Income (GAAP)	$3.11	$2.17
Discontinued Operations	0.08	0.09
Change in Accounting Principle	—	0.32
Adjustment for Other Items	1.52	1.28
Adjusted After-Tax Income (Non-GAAP)	$4.71	$3.86

Average Common Shares Outstanding Assuming Dilution (millions)	136.9	110.7

Other Items:
Nonhedge commodity derivatives and Devon stock revaluation	$(6.6)	$(4.0)
Foreign currency losses	(14.0)	(39.5)
Asset impairments	(18.1)	(8.8)
Gain (loss) associated with assets held for sale	(18.9)	28.9
Litigation costs	(4.1)	(5.8)
Mobile plant shutdown	(4.5)	(30.3)
Savannah plant write-down	(79.4)	—
Environmental expenses, net of reimbursements	(55.3)	(38.9)
Gain (Loss) on sale of Devon stock	5.8	11.1
Curtailment of pension and postretirement plans and other costs related to the 2003 workforce reduction program	(1.3)	(34.8)
Insurance premium adjustment	(9.8)	—
Compensation expense related to ESOP loan repayments	—	(14.0)
Other items	(2.6)	(5.3)
Total	$(208.8)	$(141.4)

(1)   Reflects results of operations of the forest products business as discontinued operations.

Adjusted after-tax income and the related measure per diluted share exclude items that management deems to not be reflective of the company’s core operations.  These measures are non-GAAP financial measures.  Management believes that these measures provide valuable insight into the company’s core earnings from operations and enable investors and analysts to better compare core operating results with those of other companies by eliminating items that may be unique to the company.  Other companies may define these items differently, and the company cannot assure that adjusted after-tax income is comparable with similarly titled amounts for other companies.

	2004	2003 (1)
(Millions of dollars, except per-share amounts)	Year	Year
RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES PER SHARE BEFORE CHANGES IN ASSETS AND LIABILITIES
Net Cash Provided by Operating Activities (GAAP)	$2,050.2	$1,517.9
Less Changes in Assets and Liabilities:
(Increase) decrease in accounts receivable	(236.0)	45.1
(Increase) decrease in inventories	82.8	21.5
(Increase) decrease in deposits, prepaids and other assets	48.3	12.4
Increase (decrease) in accounts payable and accrued liabilities	135.8	(57.1)
Increase (decrease) in taxes payable	28.2	65.9
Environmental expenditures	(99.1)	(103.6)
Other	(45.7)	(25.8)
Cash Provided by Operating Activities Before Changes in Assets and Liabilities (Non-GAAP)	$2,135.9	$1,559.5
Average Shares Outstanding (millions)	126.3	100.1
Cash Provided by Operating Activities Per Share Before Changes in Assets and Liabilities (Non-GAAP)	$16.91	$15.58

(1)   Certain prior year amounts have been updated to conform to the 2004 presentation.

Cash provided by operating activities before changes in assets and liabilities and the related measure per share exclude items that management deems to not be reflective of the company’s core operations.  These measures are non-GAAP financial measures. Management believes these measures provide valuable insight into the company’s ability to generate cash flows from operations and enable investors and analysts to better compare operating results with those of other companies in the industry. However, similarly titled measures used by other companies may not be determined on the same basis and, therefore, may not be comparable to the measures presented above.

Kerr-McGee Corporation
Range of Projected Daily Average Production Volumes

As of January 2005

	2005 Production Forecast
	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
	Projected			Projected			Projected			Projected			Projected
Crude Oil (BOPD)
Onshore	32,500	-	35,000	32,500	-	34,000	31,500	-	34,000	31,000	-	34,000	31,900	-	34,200
Offshore	48,000	-	52,000	45,000	-	48,000	40,000	-	43,000	38,000	-	40,500	42,700	-	45,800
U.S.	80,500	-	87,000	77,500	-	82,000	71,500	-	77,000	69,000	-	74,500	74,600	-	80,000

North Sea	66,500	-	72,000	62,000	-	67,500	52,500	-	57,000	64,000	-	67,000	61,200	-	65,800

China	24,500	-	26,500	18,000	-	19,500	14,000	-	15,500	18,000	-	20,000	18,600	-	20,300

Total	171,500	-	185,500	157,500	-	169,000	138,000	-	149,500	151,000	-	161,500	154,400	-	166,100

	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
Natural Gas (MMCF/D)
Onshore*	612	-	652	612	-	652	637	-	682	672	-	702	633	-	672
Offshore	440	-	475	455	-	500	445	-	480	460	-	490	450	-	486
U.S.	1,052	-	1,127	1,067	-	1,152	1,082	-	1,162	1,132	-	1,192	1,083	-	1,158

North Sea	90	-	100	65	-	75	45	-	50	75	-	85	70	-	75

Other	0	-	0	0	-	0	0	-	0	0	-	0	0	-	0

Total	1,142	-	1,227	1,132	-	1,227	1,127	-	1,212	1,207	-	1,277	1,153	-	1,233

BOE/D **	361,800	-	390,000	346,200	-	373,500	325,800	-	351,500	352,200	-	374,300	352,000	-	367,000

*   Adjusted to reflect sale of Arkoma basin asset to BP in exchange for 37.5% interest in Blind Faith discovery.

**  Annual sums reflect the company’s expectations.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee’s projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings.  Actual results and developments may differ materially from those expressed or implied in this statement.  Therefore, the information contained in this statement may not be accurate.  Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

As of February 2005

	2005 Production Forecast
	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
	Projected			Projected			Projected			Projected			Projected
Crude Oil (BOPD)
Onshore	33,500	-	36,000	34,000	-	36,000	33,000	-	35,500	32,500	-	35,000	33,200	-	35,600
Offshore	56,000	-	60,000	50,000	-	53,000	44,000	-	47,000	44,000	-	46,500	48,500	-	51,600
U.S.	89,500	-	96,000	84,000	-	89,000	77,000	-	82,500	76,500	-	81,500	81,700	-	87,200

North Sea	67,000	-	72,000	62,000	-	67,500	52,000	-	56,500	64,000	-	67,000	61,200	-	65,700

China	22,000	-	24,000	20,000	-	21,500	14,000	-	15,500	18,000	-	20,000	18,500	-	20,200

Total	178,500	-	192,000	166,000	-	178,000	143,000	-	154,500	158,500	-	168,500	161,400	-	173,100

	1-Qtr			2-Qtr			3-Qtr			4-Qtr			Year
Natural Gas (MMCF/D)
Onshore*	600	-	640	600	-	640	625	-	670	670	-	700	624	-	663
Offshore	400	-	420	420	-	465	400	-	435	425	-	465	411	-	446
U.S.	1,000	-	1,060	1,020	-	1,105	1,025	-	1,105	1,095	-	1,165	1,035	-	1,109

North Sea	90	-	100	75	-	85	45	-	50	80	-	90	72	-	81

Other	0	-	0	0	-	0	0	-	0	0	-	0	0	-	0

Total	1,090	-	1,160	1,095	-	1,190	1,070	-	1,155	1,175	-	1,255	1,107	-	1,190

BOE/D **	360,200	-	385,300	348,500	-	376,300	321,300	-	347,000	354,300	-	377,700	352,000	-	367,000

*   Adjusted to reflect sale of Arkoma basin asset to BP in exchange for 37.5% interest in Blind Faith discovery.

**  Annual sums reflect the company’s expectations.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee’s projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings.  Actual results and developments may differ materially from those expressed or implied in this statement.  Therefore, the information contained in this statement may not be accurate.  Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

Kerr-McGee Corporation

Oil and Gas Derivatives

As of January 26, 2005

	2004
	First Quarter		Second Quarter		Third Quarter			Fourth Quarter
	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD		Avg Price/Collar	BOPD

Crude Oil ($/Barrel)
Fixed-price swaps (WTI)	$29.03	52,352	$28.23	54,300	$27.93	65,882		$28.54	68,015

Fixed-price swaps (Brent)	$26.76	49,286	$26.27	51,800	$26.45	46,850		$26.71	52,000

Costless collars (WTI)	—	—	—	—	—	—		—	—

Three-way Collars (NYMEX)	—	—	—	—	$24.38 - $27.71	4,000	(2)	$24.38 - $27.71	4,000	(2)
Three-way average floor					$19.25			$19.25

Total		101,638		106,100		116,732			124,015

	2004
	First Quarter		Second Quarter		Third Quarter			Fourth Quarter
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D		Avg Price/Collar	MMBtu/D

Natural Gas ($/MMBtu) (1)
Fixed-price swaps (NYMEX)	$5.33	195,000	$4.74	565,000	$4.89	807,663		$4.96	870,000

Fixed-price swaps (NWPRM)	—	—	—	—	$3.33	30,000		$3.33	30,000

Costless collars (NYMEX)	$4.48 - $6.00	85,000	—	—	$3.70 - $4.00	44,674	(2)	$3.70 - $4.00	44,674	(2)
	$4.64 - $7.00	50,000
	$4.71 - $7.50	50,000
	$5.00 - $6.74	50,000
	$5.00 - $6.06	100,000
	$5.00 - $6.01	25,000

Three-way collars (NYMEX)	—	—	—	—	$4.00 - $5.00	10,000	(2)	$4.00 - $5.00	10,000	(2)
Three-way average floor					$3.15			$3.15

Total		555,000		565,000		892,337			954,674

	2004
	First Quarter		Second Quarter		Third Quarter			Fourth Quarter
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D		Avg Price/Collar	MMBtu/D

Basis swaps versus NYMEX ($/MMBtu) (1)
CIG	$0.62	120,000	$0.59	46,703	$0.65	75,000		$0.68	161,196
CIG	—	—	—	—	—	—		$0.80	3,316	(2)
NWPRM	$0.20	15,000	$0.20	15,000	$0.38	25,000		$0.44	31,630
NWPRM	—	—	—	—	—	—		$0.78	16,576	(2)

Total		135,000		61,703		100,000			212,718

Notes:

MMBtu/D = million British thermal units per day

NWPRM = Northwest Pipeline Rocky Mountain Index

(1)   Derivative transactions are on a million Btu (MMBtu) basis.  Kerr-McGee reports production/sales on a MCF basis.  The conversion rate is 1.080 MMBtu to 1 MCF.

(2)   Derivatives that have not been designated as hedges or that do not qualify for hedge accounting treatment.

For further disclosure regarding accounting treatment of derivatives, please refer to the Quarterly Report on Form 10-Q for the third quarter 2004, filed on November 9, 2004.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee’s current derivative contracts.  These derivative contracts were entered into based on projected production volume forecasts.  These forecasts are estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided.  Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings.  Actual results and developments may differ materially from those expressed or implied in this statement.  Therefore, the information contained in this statement may not be accurate.  Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

As of February 23, 2005

	2005								2006
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD
Crude Oil ($/Barrel)
Hedge
Fixed Price Swaps (WTI)	$29.23	3,000	$29.23	3,000	$29.23	3,000	$29.23	3,000	—	—
	$43.78	4,589	$43.78	7,000	$43.78	7,000	$43.78	7,000	—	—

Fixed Price Swaps (Brent)	$41.03	16,000	$41.03	16,000	$41.03	16,000	$41.03	16,000	—	—

Costless Collars (WTI)	$28.50 - $31.89	14,000	$28.50 - $31.89	14,000	$28.50 - $31.89	14,000	$28.50 - $31.89	14,000	$27.00 - $30.58	19,000
	$40.00 - $49.18	10,089	$40.00 - $49.05	12,500	$40.00 - $49.05	12,500	$40.00 - $49.05	12,500	—	—

Costless Collars (Brent)	$38.00 - $48.38	13,778	$38.00 - $48.48	15,500	$38.00 - $48.48	15,500	$38.00 - $48.48	15,500	—	—

Non-hedge
Three-way Collars (WTI)	$25.00 - $28.23	5,000	$25.00 - $28.23	5,000	$25.00 - $28.23	5,000	$25.00 - $28.23	5,000	$25.00 - $28.65	2,000
Three-way Average Floor	$20.93		$20.93		$20.93		$20.93		$20.88
		66,456		73,000		73,000		73,000		21,000

	2005								2006
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D
Natural Gas ($/MMBtu)
Hedge
Fixed Price Swaps (NYMEX)	$4.42	55,000	$4.42	55,000	$4.42	55,000	$4.42	55,000	—	—
	—	—	$6.29	150,000	$6.29	150,000	$6.29	50,544	—	—

Costless Collars (NYMEX)	$5.00 - $6.25	280,000	$5.00 - $6.25	280,000	$5.00 - $6.25	280,000	$5.00 - $6.25	280,000	$4.75 - $5.50	340,000
	$6.50 - $10.31	225,000	$6.00 - $7.33	195,000	$6.00 - $7.33	195,000	$6.00 - $7.33	65,707	—	—

Non-hedge
Costless Collars (NYMEX)	$4.09 - $5.57	60,000	$4.09 - $5.57	60,000	$4.09 - $5.57	60,000	$4.09 - $5.57	60,000	—	—

Three-way Collars (WTI)	—	—	—	—	—	—	—	—	$4.00 - $6.00	20,000
Three-way Average Floor									$3.04
		620,000		740,000		740,000		511,251		360,000

	2005								2006
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D
Basis swaps versus NYMEX ($/MMBtu)
Hedge
CIG	$0.39	20,000	$0.61	50,000	$0.61	50,000	$0.51	21,109	—	—
NWPL	$0.43	25,000	$0.62	67,500	$0.62	67,500	$0.54	39,321	—	—
HSC			$0.13	70,000	$0.13	70,000	$0.13	23,587	—	—

Non-hedge
CIG	$0.71	175,000	—	—	—	—	—	—	$0.39	20,000
NWPL	$0.71	70,000	—	—	—	—	—	—	$0.20	15,000
HSC	$0.35	54,500	—	—	—	—	$0.33	13,261	—	—
		344,500		187,500		187,500		97,278		35,000

Acquired in the Westport merger

Placed by Kerr-McGee in connection with the Westport merger

(1)  Derivative transactions are on a million Btu (MMBtu) basis.  Kerr-McGee reports production/sales on a MCF basis.  The conversion rate is 1.095 MMBtu to 1 MCF.

Certain collars are presented on a weighted-average basis.  Actual collar prices may differ.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee’s current derivative contracts.  These derivative contracts were entered into based on projected production volume forecasts.  These forecasts are estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided.  Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings.  Actual results and developments may differ materially from those expressed or implied in this statement.  Therefore, the information contained in this statement may not be accurate.  Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

Kerr-McGee Corporation

Budget Pricing Assumptions

	2005	2006	2007 & Thereafter

Crude Oil (WTI $/Bbl)	$38.00	$34.00	$32.00
Natural Gas (NYMEX $/MM Btu)	$6.00	$5.50	$5.00

Kerr-McGee Corporation

Return on Average Capital Employed

(Millions of Dollars)

Return on Average Capital Employed - Consolidated

	2004	2003	2002	2001	2000

Income (loss) from continuing operations, net of tax	$415	$264	$(590)	$480	$812
Add: Interest and debt expense, net of tax	159	163	179	127	135
Income (loss) from continuing operations before interest and debt expense, net of tax
	$574	$427	$(411)	$607	$947

Average capital employed	$7,759	$6,385	$6,948	$6,220	$4,419
Return on average capital employed	7.40%	6.69%	-5.92%	9.76%	21.43%

Return on Average Capital Employed - Exploration and Production

	2004	2003	2002	2001	2000

Net operating profit (loss) from continuing operations (1)	$787	$629	$(269)	$580	$927
Allocated share of corporate and other income (expense) (2)	(80)	(91)	(74)	26	(28)
Net operating profit (loss) after deducting a share of
corporate and other income (expense)	$707	$538	$(343)	$606	$899

Average capital employed	$6,554	$5,003	$5,578	$4,909	$3,345
Return on average capital employed	10.78%	10.75%	-6.14%	12.33%	26.88%

Return on Average Capital Employed - Exploration and Production

(excluding effects of commodity derivatives)

	2004	2003	2002	2001	2000

Net operating profit (loss) from continuing operations (1)	$787	$629	$(269)	$580	$927
Allocated share of corporate and other income (expense) (2)	(80)	(91)	(74)	26	(28)
Net operating profit (loss) after deducting a share of
corporate and other income (expense)	707	538	(343)	606	899
Add: Losses on commodity derivatives, net of taxes	488	179	51	—	—
Net operating profit (loss) excluding effects of commodity derivatives	$1,194	$717	$(291)	$606	$899

Average capital employed	$6,765	$5,079	$5,603	$4,909	$3,345
Return on average capital employed	17.65%	14.11%	-5.19%	12.33%	26.88%

(1)      Net operating profit represents segment results of operations before considering general corporate expenses, interest and debt expense, environmental provisions related to businesses in which the company’s affiliates are no longer engaged and other income (expense).

(2)      Computation of estimated share of corporate and other income (expense) is provided below.

Calculation of Allocated Corporate and Other Income (Expense)

	2004	2003	2002	2001	2000

Income from continuing operations	$415	$264	$(590)	$480	$812
Add: Interest and debt expense, net of tax	159	163	179	127	135
Income (loss) from continuing operations before interest and debt expense	574	427	(411)	607	947
Less: Net operating (profit) loss from continuing operations - Exploration & Production	(787)	(629)	269	(580)	(927)
Less: Net operating (profit) loss from continuing operations - Chemical	54	20	(5)	24	(76)
Unallocated corporate and other income (expense)	$(159)	$(182)	$(147)	$51	$(56)

One half of corporate and other income (expense) to be allocated	$(80)	$(91)	$(74)	$26	$(28)

Kerr-McGee Corporation

Capital Employed and Average Capital Employed

(Millions of Dollars)

Capital Employed and Average Capital Employed - Consolidated

	2004	2003	2002	2001	2000

Total Assets	$14,518	$10,250	$9,909	$11,076	$7,666
Total Liabilities	9,200	7,614	7,373	7,902	5,033
Capital Employed	$5,318	$2,636	$2,536	$3,174	$2,633

Adjustments:
Deduct: Net assets related to discontinued exploration and production operations	—	—	(178)	(318)	(245)
Deduct: Discontinued forest products operations	(3)	(4)	(5)	(5)	(5)
Add: Minority interest in subsidiary companies	4	7	4	3	24
Add: Long-term debt including current portion	3,699	3,655	3,904	4,574	2,425
Add: Interest payable	97	109	105	100	81
Adjusted Capital Employed	$9,115	$6,403	$6,366	$7,528	$4,913

Average Capital Employed	$7,759	$6,385	$6,948	$6,220	$4,419

Capital Employed and Average Capital Employed - Exploration and Production

	2004	2003	2002	2001	2000

Total Assets (1)	$12,246	$7,385	$7,030	$8,076	$4,849

Total Liabilities (1)	4,073	2,731	2,194	2,182	1,164

Capital Employed (1)	$8,173	$4,654	$4,836	$5,894	$3,685

Adjustments:
Allocated share of corporate and other capital employed	(28)	308	208	217	21
Adjusted Capital Employed (1)	$8,145	$4,962	$5,044	$6,111	$3,706

Average Capital Employed	$6,554	$5,003	$5,578	$4,909	$3,345

Capital Employed and Average Capital Employed - Exploration and Production

(excluding effects of commodity derivative assets and liabilities)

	2004	2003	2002	2001	2000

Total Assets (1)	$12,246	$7,385	$7,030	$8,076	$4,849
Total Liabilities (1)	4,073	2,731	2,194	2,182	1,164
Capital Employed (1)	$8,173	$4,654	$4,836	$5,894	$3,685

Adjustments:
Allocated share of corporate and other capital employed	(28)	308	208	217	21
Add: E&P commodity derivative liabilities, net of tax	321	101	51	—	—
Adjusted Capital Employed (1)	$8,466	$5,063	$5,095	$6,111	$3,706

Average Capital Employed	$6,765	$5,079	$5,603	$4,909	$3,345

Calculation of Allocated Corporate and Other Capital Employed

	2004	2003	2002	2001	2000

Adjusted Consolidated Capital Employed (1)	$9,115	$6,403	$6,366	$7,528	$4,913
E&P Capital Employed (1)	8,173	4,654	4,836	5,894	3,685
Chemical Capital Employed (1)	997	1,134	1,114	1,200	1,186
Corporate and Other Capital Employed (1)	$(55)	$615	$416	$434	$42

One half of corporate and other capital employed	$(28)	$308	$208	$217	$21

(1)          Excludes assets and liabilities related to discontinued operations.

IMPORTANT INFORMATION

Kerr-McGee filed an amended preliminary proxy statement with the U.S. Securities and Exchange Commission on March 11, 2005 relating to Kerr-McGee’s solicitation of proxies from the stockholders of Kerr-McGee with respect to the Kerr-McGee 2005 annual meeting of stockholders. Kerr-McGee and its directors and certain of its officers and other employees may be deemed to be participants in the solicitation of proxies for the 2005 annual meeting. The amended preliminary proxy statement contains detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Kerr-McGee’s stockholders. Kerr-McGee will also be filing a definitive proxy statement and other relevant documents. KERR-MCGEE ADVISES SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Kerr-McGee’s proxy statement and other relevant documents may be obtained without charge from the SEC’s website at www.sec.gov and from Kerr-McGee at www.kerr-mcgee.com. You may also obtain a free copy of Kerr-McGee’s definitive proxy statement, when it becomes available, by contacting Georgeson Shareholder Communications Inc. toll free at 877-278-6310. This presentation contains expressions of opinion and belief.  Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of Kerr-McGee Corporation.